UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2016

J. C. PENNEY COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-15274 (Commission File No.)	26-0037077 (IRS Employer Identification No.)

6501 Legacy Drive Plano, Texas (Address of principal executive offices)	75024-3698 (Zip code)

Registrant's telephone number, including area code: (972) 431-1000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A (Amendment No. 1) is being filed by J. C. Penney Company, Inc. (the “Company”) to update the disclosure in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 29, 2016.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of
          Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    Effective May 20, 2016, the Board of Directors of the Company appointed Lisa Payne to the Audit Committee, the Finance and Planning Committee and the Committee of the Whole of the Board of Directors of the Company. In addition, effective May 20, 2016, the Board of Directors of the Company appointed J. Paul Raines to the Corporate Governance Committee, the Human Resources and Compensation Committee and the Committee of the Whole of the Board of Directors of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. C. PENNEY COMPANY, INC.

By:    /s/ Janet Link
Janet Link
Executive Vice President,
General Counsel

Date: May 20, 2016